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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 24, 2006

VMH VIDEOMOVIEHOUSE.COM INC.
(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	333-70836	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

14 - 34368 Manufacturer's Way
Abbotsford, British Columbia, Canada V2S 7M1
(Address of principal executive offices and Zip Code)

(604) 859-9183
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

A board meeting dated May 17, 2006 was held wherein the board of Directors unanimously voted to changed the name of the company from VMH Videomoviehouse.com Inc. to Virtual Media Holdings Inc.

We changed the name of the company to Virtual Media Holdings Inc. effective May 18, 2006. We did so because we wanted the name to better reflect the direction the company was taking in selling products over the internet as the old name referred to only movies. The new name reflects the fact that we are now selling all media products over the internet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 24th day of May , 2006.

VMH VIDEOMOVIEHOUSE.COM INC.

BY:	STEVEN GASPAR
Steven Gaspar
President, Principal Executive Officer, Treasurer, Principal Financial Officer, Principal Accounting Officer, and a Member of the Board of Directors